BASIC AND DILUTED NET LOSS PER SHARE - Summary of Computation of the Net Loss Per Share (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Numerator:
Net loss	$ (153,559)	$ (81,511)	$ (67,301)
Preferred share accrued cumulative dividend rights	(5,044)	(17,473)	(13,664)
Total loss attributable to ordinary shares	$ (158,603)	$ (98,984)	$ (80,965)
Denominator:
Weighted average number of ordinary shares used in computing basic and diluted net loss per ordinary share	102,859,891	16,514,910	15,524,845